                                                                               .
                                                                               .
                                                                               .

[GRAPHIC]                             [BAR CODE]                            DOC0120134886

RIVERSOURCE LIFE INSURANCE COMPANY, 70100 Ameriprise Financial Center, Minneapolis, MN 55474

LIFE AND DISABILITY INCOME                           [GRAPHIC]
INSURANCE APPLICATION

[GRAPHIC] Always complete Insured Information.
                                                     Reference Number

                                                     Client ID

INSURED INFORMATION

1. INSURED:

Insured's Name (First, Middle Initial and Last Name) ( ) Male ( ) Female

Insured's Phone Number (Day)      Insured's Phone Number (Evening)

Is Insured the Owner? ( ) Yes ( ) No If you answered "No" complete this page and Owner Information section.

Citizenship: ( ) U.S. ( ) Other:          If Other, Insured is: ( ) Resident Alien
                                                                ( ) Resident Alien with Green Card
                                                                ( ) Nonresident Alien

Birth Date (MMDDYYYY)          State of Birth or Country of Birth        U.S. Social Security Number

Driver's License (DL) Number   DL State of Issuance                      Occupation

Employer Name        Individual Income          Net Worth       Household Income
                     $                          $               $

2. COVERAGE QUESTIONS:

IT IS IMPORTANT THAT ANSWERS ARE TRUE, ACCURATE AND COMPLETE. ANY UNTRUE, INACCURATE OR INCOMPLETE INFORMATION COULD AFFECT YOUR INSURANCE COVERAGE.

   a. In the past 12 months, has the Insured been hospitalized, placed in hospice care, or been advised by a health care professional to be hospitalized or placed in hospice care on either an inpatient or outpatient basis for any reason other than normal pregnancy?
        ( ) Yes ( ) No

   b. In the past 12 months, has the Insured received treatment or advice from a health care professional for heart disease, chest pain, stroke, cancer (except basal cell carcinoma), kidney failure, liver failure or unexplained weight loss? ( ) Yes ( ) No

   c. Has the insured ever used tobacco or nicotine in any form? ( ) Yes ( )No Date of Last Use (MMYYYY)

   d.   Personal Physician or Primary Care Provider ( [ ] Check here if none.)

Doctor or Clinic Name                                    Date Last Seen (MMYYYY)

Street Address               City           State   ZIP Code      Phone

3. PREMIUM SUBMITTED:

Do not include any premium with this application if you:

     -    answered "Yes" to 2a or 2b above; or

     - answered "Yes" to 2a or 2b in the Second Insured section (if Succession Protector or Succession Select product applied for); or

     -    are applying for death benefits totaling over $1,000,000.

( ) No money paid with this application ( ) Money paid with this application $

If one check is submitted for multiple products, please specify the dollar amount to each product.

                                    (C) 2012 RiverSource Life Insurance Company.
                                                            All rights reserved.

[GRAPHIC]                             [BAR CODE]                            DOC0220134886

[GRAPHIC] Complete all applicable sections.

JUVENILE INSURANCE (Complete if insured is under age 15.)

Is there similar insurance in force or applied for on all siblings?
( ) Yes ( ) No If no, why?

Amount of life insurance already in force on the person responsible for child's primary support $

OWNER INFORMATION (Complete if Owner is different from Insured as shown in the Insured Information section.)

( ) Individual - Name (First, Middle Initial and Last Name)

   U.S. Social Security Number Birth Date (MMDDYYYY)
                                                       ( ) Male ( ) Female

   Citizenship: ( ) U.S. ( ) Other:     If Other, Owner is: ( ) Resident Alien
                                                            ( ) Resident Alien with Green Card
   Relationship to Insured                                  ( ) Nonresident Alien

   Does the Owner wish to designate a Successor Owner? ( ) Yes ( ) No

   If Yes, Successor Owner's Name                    Relationship to Owner

( ) Trust - Name of Trust

   ( ) Revocable - Grantor's Taxpayer Identification Number (TIN)

   ( ) Irrevocable - Trust's TIN

   Name of Trustee                                      Date of Trust (MMDDYYYY)

   Address of Trustee

   City                                         State   ZIP Code

( )  Business or Other Entity - Name

   TIN                     Relationship to Insured

   Federal Tax Classification (if not an individual or trust, above.):

   ( ) Sole Proprietor    ( ) Partnership   ( ) S-Corporation   ( ) C-Corporation   ( ) Estate

   ( ) Limited Liability Company (LLC) (enter the tax classification:  ( ) Partnership  ( ) S-Corporation  ( ) C-Corporation)
   ( ) Other

Check here [ ] if Owner is an Exempt Payee (defined in IRS Form W-9 instructions)

BUSINESS INSURANCE (Complete if insurance is for business purposes.)

   TYPE OF BUSINESS INSURANCE:  [ ] Buy/Sell   [ ] Business Debt Protection   [ ] Split Dollar   [ ] Key Person
                                [ ] Executive Bonus/GEBA   [ ] Deferred Compensation (nongovernmental)
                                [ ] Other

[GRAPHIC]                             [BAR CODE]                   DOC0320134886

[GRAPHIC] Complete all sections for life insurance products.

EXISTING LIFE INSURANCE OR ANNUITIES

INSURED: Do you have any other ANNUITIES or LIFE INSURANCE currently in force or applied for? ( ) Yes ( ) No

IF MARKED YES, YOU MUST COMPLETE ALL DETAILS IN THE GRID BELOW, EVEN IF THE EXISTING POLICY IS NOT BEING REPLACED.

If a policy will be replaced, all state specific replacement forms must be completed.

Company       Policy Number       Type       Amount       Being Replaced
                                                          ( ) Yes  ( ) No
                                                          ( ) Yes  ( ) No
                                                          ( ) Yes  ( ) No
                                                          ( ) Yes  ( ) No

Use Notes section if you have additional insurance coverage information to document.

YOU MUST CHECK "YES" TO "BEING REPLACED" IF:

     - There is any possibility that the new RiverSource Life Insurance Company (RiverSource Life) policy will replace another policy, even if it is not yet certain.

     - Premium payments will be discontinued on an existing policy or if the existing policy is surrendered, reduced, annuitized or otherwise terminated, in part on or in full.

     - A policy has been applied for with another company and that policy is not or will not be accepted.

IMPORTANT NOTICE: In some states you must submit the "Important Notice:
Replacement of Life Insurance or Annuities" (Form 200084) whenever the client has existing insurance or annuities, EVEN IF THERE IS NO REPLACEMENT INVOLVED.

LIFE EXTERNAL REPLACEMENTS: If a 1035 Exchange to the RiverSource Life policy will be requested, the 1035 Exchange Request (Form 30062) must also be completed.

LIFE INTERNAL REPLACEMENTS: If "Being Replaced" is checked "Yes" and you are replacing a RiverSource Life policy, by signing this application, the existing RiverSource Life policy(s) listed above will be surrendered upon underwriting approval unless you inform us otherwise.

     THE CASH VALUE SHOULD BE: ( ) APPLIED TO THE NEW RIVERSOURCE LIFE POLICY, OR ( ) RETURNED TO THE OWNER.

AGREEMENT TO SELL, TRANSFER OR ASSIGN LIFE INSURANCE

Any "party" to the application is defined as the insured, owner or any beneficiary. "Third Party" is defined as a viatical settlement entity, life settlement entity, insurance company, other secondary market provider or premium financing entity.

1. AGREEMENTS OR INCENTIVES - Has any Party to the application:

     - Entered, or made plans to enter, into any agreement or contract to sell or assign the ownership of, or a beneficial interest in, the applied for policy; or

     - Been promised or agreed to by any person that they will be given, or have been given, any inducement, fee or compensation as an incentive to purchase the applied for policy; or

     - Received, or will receive, from any person any inducement, fee or compensation as incentive to purchase the applied for policy?
          ( ) Yes ( ) No

2. PRIOR TRANSACTIONS - Has any Party to the application ever:

     - Sold, transferred or assigned any life insurance policy to a Third Party; or

     - Received any inducement, fee or compensation as an incentive to purchase, sell, transfer or assign any life insurance policy?
          ( ) Yes ( ) No

For any "Yes" responses to 1 or 2 above, provide details regarding any agreements, incentives or prior transactions.

[GRAPHIC]                             [BAR CODE)                   DOC0420134886

[GRAPHIC] Complete for term life insurance products.

LIFE INSURANCE PLAN INFORMATION: TERM LIFE INSURANCE

a. Level Term Plans:      ( ) 20-Year      ( ) 15-Year      ( ) 10-Year
   [ ] Extended Conversion Period
   Insured Amount $

b. Income Protection Life Plans:   ( ) Term to Age 60  ( ) Term to Age 65  ( ) Term to Age 67

   Monthly Death Benefit Amount is $

c. Other                                                        Insured Amount $

2. RIDERS/OPTIONS

   Level Term

   [ ] Waiver of Premium
   [ ] Accidental Death Benefit of $
   [ ] Children's Insurance Rider (CIR) Units    Provide details in CIR section.

Income Protection Life

   [ ] Waiver of Premium
   [ ] Cost of Living Adjustment
   [ ] Other

3. LIFE INSURANCE PREMIUMS

   Annual Premium

$
   a. Bank Authorization (BA):   ( ) Monthly   ( ) Quarterly
      ( ) New BA Authorization (Complete Form 200517.)
      ( ) Add to Existing BA with Account Number
   b. ( ) Systematic Payment Option (SPO) (Complete Form 200517.)
   c. Direct Bill:   ( ) Quarterly   ( ) Semiannually   ( ) Annually

   d. Card Billing: ( ) MasterCard  ( ) American Express  ( ) Visa  ( ) Discover

   Frequency (not available for initial payment): ( ) Monthly   ( ) Quarterly   ( ) Semiannually  ( ) Annually

   Card Number                Expires                  Do not add security code.

e. Other:

4.  LIFE INSURANCE BENEFICIARY - TERM INSURANCE

  ( ) Option A:  Beneficiary is: Insured's designated spouse, if living, otherwise the beneficiaries are the living lawful children of the insured and they will receive equal shares of the proceeds. Insured's Spouse's Full Name

  ( ) Option B:  Beneficiary is: Insured's designated spouse, if living, otherwise, the beneficiaries are the lawful children of the insured and they will receive equal shares of the proceeds; provided, however, that if a child of the insured has died before the insured, the share which the child would have received if he/she survived the insured will be paid to his/her living lawful children in equal shares. Insured's Spouse's
                 Full Name

  ( ) Option C: Other Designation: Name and relationship to the insured (and percentage each beneficiary will receive, if applicable)

[GRAPHIC]                             [BAR CODE]                   DOC0520134886

[GRAPHIC] Complete for universal life and variable universal life insurance products.

LIFE INSURANCE PLAN INFORMATION: UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE

1.   LIFE INSURANCE PLAN INFORMATION Insured Amount $      Purpose of Insurance

   ( ) Foundations Protector (FP)

   ( ) Foundations Universal Life (FUL): Death Benefit Option:
   ( ) 1 (Level)    ( ) 2 (Variable)

   ( ) Indexed Universal Life (IUL): Death Benefit Option:
   ( ) 1 (Level)    ( ) 2 (Variable)

     Premium Allocation: Fixed Account          %   Indexed Account      %
       (Total must equal 100%. If no percentage indicated, default is Fixed Account 100% and Indexed Account 0%.)

     Segment Maturity Reallocation: Fixed Account     % Indexed  Account     %

       (Total must equal 100%. If no percentage indicated, default is Fixed Account 0% and Indexed Account 100%.)

   ( ) Variable Universal Life (VUL): Death Benefit Option:
       ( ) 1 (Level)    ( ) 2 (Variable)
       Complete the Variable Product Information section AND Investment Option Allocation Form 33034 OR Portfolio Navigator Enrollment Form 402048.

   ( ) Other

2. RIDERS/OPTIONS

   [ ] Accelerated Benefit Rider for Terminal Illness

   [ ] AdvanceSource Rider - Complete AdvanceSource Rider application.

   [ ] Waiver of Monthly Deduction (FUL, IUL, VUL only)

   [ ] Waiver of Specified Premium - Monthly Specified Premium
       $           (FUL, IUL, VUL only)

   [ ] Accidental Death Benefit of $                 (FUL, IUL and VUL only)

   [ ] Children's Insurance Rider (CIR) Units     (FUL, IUL, VUL only) Provide
       details in the CIR section.

   [ ] Automatic Increase Benefit Rider: (FUL, IUL, VUL only)
       ( ) 2%  ( ) 3%  ( ) 4%  ( ) 5%  ( ) 6%  ( ) 7%  ( ) 8%

   [ ] Other

3. LIFE INSURANCE PREMIUMS

   Annual Scheduled Premium     Lump-Sum Amount to Be Paid on Delivery of Policy
   $                            $

   a. Bank Authorization (BA):   ( )  Monthly   ( ) Quarterly

      ( ) New BA Authorization (Complete Form 200517.)

      ( ) Add to Existing BA with Account Number

   b. ( )  Systematic Payment Option (SPO) (Complete Form 200517.)

   c. Direct Bill:   ( )  Quarterly   ( ) Semiannually   ( ) Annually

   d. Other

4. LIFE INSURANCE BENEFICIARY - UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE

   ( ) Option A:  Beneficiary is: Insured's designated spouse, if living, otherwise the beneficiaries are the living lawful children of the insured and they will receive equal shares of the proceeds. Insured's Spouse's Full Name

   ( ) Option B:  Beneficiary is: Insured's designated spouse, if living, otherwise, the beneficiaries are the lawful children of the insured and they will receive equal shares of the proceeds; provided, however, that if a child of the insured has died before the insured, the share which the child would have received if he/she survived the insured will be paid to his/her living lawful children in equal shares. Insured's Spouse's Full Name

   ( ) Option C: Other Designation: Name and relationship to the insured (and percentage each beneficiary will receive, if applicable)

[GRAPHIC]                        [BAR CODE]                        DOC0620134886

[GRAPHIC]     Complete for Succession Protector and Succession Select products.

LIFE INSURANCE PLAN INFORMATION: SUCCESSION PROTECTOR AND SUCCESSION SELECT

1. LIFE INSURANCE PLAN INFORMATION     Insured Amount $    Purpose of Insurance

   ( ) Succession Protector

   ( ) Succession Select - MUST SELECT OPTION 1 OR 2 FOR THIS PLAN:
       ( ) Death Benefit Option 1 (Level) ( ) Death Benefit Option 2 (Variable) Complete the Variable Product Information section AND Investment Option Allocation
       Form 33034 OR Portfolio Navigator Enrollment Form 402048.

   ( ) Other

2. RIDERS/OPTIONS

   [ ] Four Year Term of $

   [ ] Policy Split Option

   [ ] Other

3. LIFE INSURANCE PREMIUMS

   Annual Scheduled Premium     Lump-Sum Amount to Be Paid on Delivery of Policy
   $                            $

   a. Bank Authorization (BA): ( ) Monthly      ( ) Quarterly

      ( ) New BA Authorization (Complete Form 200517.)

      ( ) Add to Existing BA with Account Number

   b. ( ) Systematic Payment Option (SPO) (Complete Form 200517.)

   c. Direct Bill: ( ) Quarterly   ( ) Semiannually   ( ) Annually

   d. Other

4. SURVIVORSHIP BENEFICIARY DESIGNATION

   Name and relationship to the insured (and percentage each beneficiary will receive, if applicable)

[GRAPHIC]   Complete for Variable Universal Life and Succession Select products.

VARIABLE PRODUCT INFORMATION

1. VARIABLE UNIVERSAL LIFE AND SUCCESSION SELECT INFORMATION - CHECK EACH OF THE FOLLOWING BELOW TO INDICATE YOUR ACKNOWLEDGEMENT: (Also, complete Investment Option Allocation Form 33034 or Portfolio Navigator Enrollment Form 402048.)

   [ ] ADEQUATE INFORMATION. You have received the current prospectuses for the policy applied for and any funds involved.

   [ ] PURPOSE. You agree that this variable type of insurance is in accord with your insurance and financial objectives.

   [ ] VARIABLE VALUES. YOU UNDERSTAND THAT THE AMOUNT OF DEATH BENEFIT AND
       POLICY VALUE CAN BOTH INCREASE AND DECREASE; HOWEVER, THE DEATH BENEFIT WILL NEVER BE LESS THAN ANY GUARANTEED MINIMUM DEATH BENEFIT.

   [ ] FEES AND CHARGES. The fees and charges have been explained to you and are also explained in detail in the policy.

2. CONSENT FOR DELIVERY OF INITIAL PROSPECTUSES ON CD-ROM

   ( ) Yes - By checking this box, I acknowledge that I have chosen to receive and have received the initial product and fund prospectuses on computer readable compact disk ("CD"). See details in Consent for Delivery of Initial Prospectus on CD-ROM section.

[GRAPHIC]                        [BAR CODE]                       DOC0720134886

[GRAPHIC]     Complete for disability income insurance products.

DISABILITY INCOME PLAN INFORMATION

1. DISABILITY INCOME INSURANCE PLAN INFORMATION

   BASE MONTHLY BENEFIT      INSURED'S OCCUPATION CLASS:     WAITING PERIOD:
   $                         ( )1A  ( )2A  ( )3A  ( )3M      ( )30 days   ( )60 days  ( )90 days
                             ( )4A  ( )4M  ( )5A  ( )5M      ( )180 days  ( )365 days

   Duration of Benefit: ( )1 year ( )3 year ( )5 years ( )to age 65 ( )to age 67
   Premium Pattern:     ( )Level  ( ) Step Rate
   Disability Provision:
     Occupation Classes 1A, 2A, 3A & 3M         ( )  Income Protection Plus with 2 Years Occupation Protection (IPP-2)
     Occupation Classes 4A, 4M, 5A & 5M         ( )  Income Protection Plus with 5 Years Occupation Protection (IPP-5)
     Occupation Classes 4A & 5A                 ( )  Income Protection Plus (IPP)
     Occupation Classes 4A, 4M, 5A & 5M         ( )  Income Protection with Residual Benefits (IPTr)
     Occupation Classes 3A, 4A, 4M, 5A & 5M     ( )  Income Protection (IPMod)

     GROUP RATE OPTIONS - Please indicate below ONLY if either of the following applies to this application.
     ( ) Employer Plan Coverage Unisex Rates         ( ) Multiple Case Discount (See online reference materials for all qualification details.)

2. DISABILITY INCOME INSURANCE RIDERS/OPTIONS
    [ ] Social Benefits Rider $                     per month with Waiting Period of       days
    [ ] Supplemental Income Rider $                   per month and benefit paid up through month
        with      day waiting period
    [ ] Cost of Living Adjustment Maximum (classes 2A, 3A, 3M, 4A, 4M,5A, and 5M)
        Maximum: ( )3%  ( )4%  ( )5%  ( )6%  ( )7%  ( )8%  ( )9%  ( )10%
    [ ] Future Purchase Option $                     Pool Amount
    [ ] Other


3. DISABILITY INCOME INSURANCE PREMIUMS
   Annual Premium $

   a. Bank Authorization (BA): ( )Monthly   ( )Quarterly
      ( )New BA Authorization (Complete Form 200517.)
      ( )Add to Existing BA with Account Number
   b. Special Payment Option ( ) SPO (Systematic Payout) Complete Form 200517
   c. Direct Bill:  ( )Quarterly  ( )Semiannually      ( )Annually
   d. Card Billing: ( )MasterCard ( )American Express  ( )Visa      ( )Discover
        Frequency (not available for initial payment): ( )Monthly  ( )Quarterly  ( )Semiannually  ( )Annually
        Card Number                                       Expires                Do not add security code.

   e. Other

[GRAPHIC]                        [BAR CODE]                        DOC0820134886

[GRAPHIC]     Complete for business overhead expense products.

BUSINESS OVERHEAD EXPENSE PROTECTION PLAN INFORMATION
 1.BUSINESS OVERHEAD EXPENSE PROTECTION INSURANCE PLAN

   (Cannot be applied for without personal disability income protection in force or applied for with RiverSource Life or other company.)

   COMPLETE DISABILITY UNDERWRITING INFORMATION SECTION.

   Monthly Benefit $

    Insured's Occupation Class: ( )3A  ( )3M  ( )4A  ( )4M  ( )5A  ( )5M
    Waiting Period: ( )30 days  ( )60 days    ( )90 days
    Benefit Pattern: ( )Level   ( )Increasing
    ( )Multiple DI Case Discount (See online reference materials for all qualification details.)

2. BUSINESS OVERHEAD EXPENSE PROTECTION INSURANCE PREMIUMS

   Annual Premium $

   a. Bank Authorization (BA):  ( )Monthly      ( )Quarterly
      ( )New BA Authorization (Complete Form 200517.)
      ( )Add to Existing BA with Account Number

   b. Special Payment Option ( )SPO (Systematic Payout) Complete Form 200517.
   c. Direct Bill:  ( )Quarterly  ( )Semiannually  ( )Annually
   d. Card Billing: ( )MasterCard ( )American Express  ( )Visa  ( )Discover
      Frequency (not available for initial payment): ( )Monthly  ( )Quarterly  ( )Semiannually  ( )Annually
        Card Number                         Expires                  Do not add security code.
   e. Other

[GRAPHIC] Complete for disability income and business overhead expense products.

DISABILITY UNDERWRITING INFORMATION
 1. ARE YOU CURRENTLY ACTIVELY EMPLOYED? ( )Yes     ( )No
    a. If yes, number of hours per week      Number of weeks per year
    b. Self-employed? ( )Yes   ( )No   If yes:

       i. Date business began (MMDDYYYY)

       ii. Type of business or industry

       iii. Type of business entity:      ( )Sole Proprietorship
                                          ( )S Corporation
                                          ( )Partnership
                                          ( )C Corporation
                                          ( )Limited Liability Corporation
                                          ( )Other

                  DISABILITY UNDERWRITING INFORMATION CONTINUED on next page...

[GRAPHIC]                         [BAR CODE]                   DOC0920134886

DISABILITY UNDERWRITING INFORMATION CONTINUED

2. OCCUPATIONAL DUTIES

     a. Provide a complete description of your job duties. Include a percentage of time spent on each task.

     b.   Do you manage or supervise others? ( ) Yes   ( ) No

          If yes, what percent of duties are supervisory?  % Number of employees

     c. Provide any professional designations or educational degrees you hold which are specific to your occupation.

3. ANY CONTEMPLATED CHANGE IN OCCUPATION?

   ( ) Yes  ( ) No If yes, explain:

4. PREVIOUS OCCUPATION IF CHANGED IN THE PAST FIVE YEARS

5. AMOUNT OF UNEARNED INCOME $          SOURCE

6. IS THE INSURED A MEMBER OF A STATE, PUBLIC, OR FEDERAL RETIREMENT SYSTEM?

   ( ) Yes  ( ) No If yes, which one?

7. IS THE INSURED ELIGIBLE FOR OR DOES THE INSURED HAVE ANY DISABILITY INCOME INSURANCE THROUGH HIS/HER EMPLOYER?

     a. Short-term: ( ) Yes ( ) No at $ per month for months and day waiting period

     b. Long-term: ( ) Yes ( ) No at $ per month for months and day waiting period

     c. If yes to b., is the group long-term disability integrated with Social Security? ( ) Yes ( ) No

     d. Will the Insured's employer be paying the premiums for the RiverSource Life disability insurance? ( ) Yes ( ) No

     e. Is the Insured eligible for benefits from a required state Cash Sickness disability program? ( ) Yes ( ) No

8. EXISTING DISABILITY INCOME INSURANCE (all applicants must complete)

   INSURED: Do you have any other disability insurance currently in force or applied for? ( ) Yes ( ) No

   If yes, you must complete all details in the grid below even if the existing policy is not being replaced. If a policy will be replaced, all state specific replacement forms must be completed.

                                       Insurance Amount/      Being
Company     Policy Number     Type      Monthly Income       Replaced
                                                             ( ) Yes     ( ) No
                                                             ( ) Yes     ( ) No
                                                             ( ) Yes     ( ) No
                                                             ( ) Yes     ( ) No

Use the Notes section if you have additional insurance coverage information to document.

YOU MUST CHECK "YES" TO "BEING REPLACED" IF:

     - There is any possibility that the new RiverSource Life disability policy will replace another policy, even if it is not yet certain.

     - Premium payments will be discontinued on an existing policy or if the existing policy is surrendered, reduced, annuitized or otherwise terminated, in part or in full.

     - A policy has been applied for with another company and that policy is not or will not be accepted.

[GRAPHIC]                    [BAR CODE]               DOC1020134886

[GRAPHIC] Complete for Succession Protector and Succession Select life insurance products.

SECOND INSURED

1. SECOND INSURED:

Second Insured's Name (First, Middle Initial and Last Name) ( ) Male ( ) Female

Second Insured's Phone Number (Day) Second Insured's Phone Number (Evening)

Citizenship: ( ) U.S ( ) Other:    If Other, Second Insured is: ( ) Resident Alien
                                                                ( ) Resident Alien with Green Card
                                                                ( ) Nonresident Alien

Relationship to Insured

Birth Date (MMDDYYYY)       State of Birth or Country of Birth      U.S. Social Security Number

Driver's License (DL) Number  DL State of Issuance                Occupation

Employer Name       Individual Income       Net Worth       Household Income
                    $                       $               $

2. COVERAGE QUESTIONS:

IT IS IMPORTANT THAT ANSWERS ARE TRUE, ACCURATE AND COMPLETE. ANY
UNTRUE,INACCURATE OR INCOMPLETE INFORMATION COULD AFFECT YOUR INSURANCE
COVERAGE.

     a. In the past 12 months, has the Second Insured been hospitalized, placed in hospice care, or been advised by a health care professional to be hospitalized or placed in hospice care on either an inpatient or outpatient basis for any reason other than normal pregnancy?
          ( ) Yes ( ) No

     b. In the past 12 months, has the Second Insured received treatment or advice from a health care professional for heart disease, chest pain, stroke, cancer (except basal cell carcinoma), kidney failure, liver failure or unexplained weight loss? ( ) Yes ( ) No

     c. Has the Second Insured ever used tobacco or nicotine in any form? ( ) Yes ( ) No Date of Last Use (MMYYYY)

     d.   Personal Physician or Primary Care Provider ( [ ] Check here if none.)

Doctor or Clinic Name                          Date Last Seen (MMYYYY)

Street Address      City           State   ZIP Code      Phone

[GRAPHIC]                    [BAR CODE]              DOC1120134886

[GRAPHIC] Complete for Succession Protector and Succession Select life insurance products.

EXISTING LIFE INSURANCE OR ANNUITIES

SECOND INSURED: Do you have any other ANNUITIES or LIFE INSURANCE currently in force or applied for? ( ) Yes ( ) No

IF MARKED YES, YOU MUST COMPLETE ALL DETAILS IN THE GRID BELOW, EVEN IF THE EXISTING POLICY IS NOT BEING REPLACED.

If a policy will be replaced, all state specific replacement forms must be completed.

Company       Policy Number       Type       Amount       Being Replaced
                                                          ( ) Yes  ( ) No
                                                          ( ) Yes  ( ) No
                                                          ( ) Yes  ( ) No
                                                          ( ) Yes  ( ) No

Use Notes section if you have additional insurance coverage information to document.

YOU MUST CHECK "YES" TO "BEING REPLACED" IF:

     - There is any possibility that the new RiverSource Life policy will replace another policy, even if it is not yet certain.

     - Premium payments will be discontinued on an existing policy or if the existing policy is surrendered, reduced, annuitized or otherwise terminated, in part or in full.

     - A policy has been applied for with another company and that policy is not or will not be accepted.

IMPORTANT NOTICE: In some states you must submit the "Important Notice:
Replacement of Life Insurance or Annuities" (Form 200084) whenever the client has existing insurance or annuities, EVEN IF THERE IS NO REPLACEMENT INVOLVED.

LIFE EXTERNAL REPLACEMENTS: If a 1035 Exchange to the RiverSource Life policy will be requested, the 1035 Exchange Request (Form 30062) must also be completed.

LIFE INTERNAL REPLACEMENTS: If "Being Replaced" is checked "Yes" and you are replacing a RiverSource Life policy, by signing this application, the existing RiverSource Life policy(s) listed above will be surrendered upon underwriting approval unless you inform us otherwise.

THE CASH VALUE SHOULD BE:    ( ) APPLIED TO THE NEW RIVERSOURCE LIFE POLICY, OR     ( ) RETURNED TO THE OWNER.

[GRAPHIC]                    [BAR CODE]              DOC1220134886

[GRAPHIC]     -    Complete Children's Insurance Rider section if CIR is applied for.

              - Complete the Notes section for additional information for all products.

CHILDREN'S INSURANCE RIDER INFORMATION

1. Name(s) of child(ren) to be covered by rider (must be under age 19 and unmarried):

                                                                    Physical/Mental
                                  Birth Date                         Abnormalities
Name (First, Full Middle, Last)   (MMDDYYYY)     Sex                   at Birth?
                                              ( ) Male  ( ) Female  ( ) Yes  ( ) No

                                              ( ) Male  ( ) Female  ( ) Yes  ( ) No

                                              ( ) Male  ( ) Female  ( ) Yes  ( ) No

                                              ( ) Male  ( ) Female  ( ) Yes  ( ) No

2. Has anyone listed above received treatment for any disease, physical or mental condition in the past five years? ( )Yes ( )No

3. Is this insurance intended to replace any existing insurance and/or annuity? ( )Yes ( )No

4.   If "Yes" was checked for 1, 2 or 3 above, explain here:

5. Are there any children under the age of 19 and unmarried not listed above? ( )Yes ( )No
     If "Yes" list name:                              Birth Date (MMDDYYYY)

     Reason for exclusion

NOTES

(Include details to any "Yes" answers or any additional replacement or other information.)

(GRAPHIC)                          (BAR CODE)                 DOC1320134886

NOTES CONTINUED

 (Include details to any "Yes" answers or any additional replacement or other information.)

(GRAPHIC)                    (BAR CODE)             DOC1420134886

NOTES CONTINUED

 (Include details to any "Yes" answers or any additional replacement or other information.)

(GRAPHIC)                          (BAR CODE)                 DOC1520134886

(GRAPHIC) Review Disclosures and Notices below.

CREDIT OR CHARGE CARD BILLING AGREEMENT

     (Not available for initial premium payment. Available with term and disability income insurance products only.)

     - By signing for card billing, you authorize RiverSource Life Insurance Company to bill your card account for the insurance premiums and frequency indicated in the Plan Information sections applied for and you understand that payments will be automatically billed to your card account.

     - You understand that RiverSource Life Insurance Company may receive updated card account information from your card company.

     - You understand you may discontinue this payment at any time. The arrangement will remain in effect until you notify RiverSource Life Insurance Company in writing to cancel it, allowing reasonable time to act on your cancellation. Any such notification shall be effective only with respect to entries initiated after receipt of and reasonable time to act upon such notification, usually 15 days.

     - RiverSource Life Insurance Company reserves the right to terminate this agreement at any time upon 30 days written notification.

CONSENT FOR DELIVERY OF INITIAL PROSPECTUSES ON CD-ROM

     I understand that I have the right to receive the prospectuses in paper format, which has been offered to me.

     - I have access to and understand how to use the hardware and software that are necessary to view the prospectuses (see CD label for operating requirements).

     - I understand that, in order to retain paper copies of the prospectuses, I must either:
          A. Print the prospectuses found on the CD, incurring any printing costs myself; or
          B. Request the prospectuses in paper form free of charge by calling Customer Service toll-free at 1(800) 333-3437.

     - I understand that all future prospectus updates and supplements will be provided to me in paper form unless I sign up for online document delivery on the My Financial Accounts website at Ameriprise.com.

UNIVERSAL LIFE/VARIABLE UNIVERSAL LIFE/SUCCESSION PROTECTOR/SUCCESSION SELECT PRODUCTS

     If you have applied for this type of insurance, you understand and acknowledge that (1) a projection of future death benefits and policy values will be provided upon written request; (2) surrender charges may apply in certain circumstances; (3) no-lapse guarantee or death benefit guarantee features as applicable to the type of insurance applied for have been adequately described to you and may involve premium in excess of your scheduled premium; and (4) interest at rates in excess of the guaranteed interest rate will accrue on any policy value/fixed account value at rates determined by the company and at the company's discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing company policies, product design, competition, and the company's revenues and expenses.

(GRAPHIC)                          (BAR CODE)                 DOC1620134886

STATE FRAUD NOTICES

     For Applicants in ARKANSAS, LOUISIANA AND RHODE ISLAND only:
          Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     For Applicants in COLORADO only:
          It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance with the Department of Regulatory Agencies.

     For Applicants in DISTRICT OF COLUMBIA only:
          WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits, if false information materially related to a claim was provided by the applicant.

     For Applicants in KENTUCKY only:
          Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act which is a crime.

     For Applicants in NEW MEXICO only:
          Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

     For Applicants in OHIO only:
          Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     For Applicants in OKLAHOMA only:
          WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes a claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

[GRAPHIC]

RIVERSOURCE LIFE INSURANCE COMPANY, 70100 Ameriprise Financial Center, Minneapolis, MN 55474

LIFE AND DISABILITY INCOME INSURANCE APPLICATION

AGREEMENT AND SIGNATURE

AGREEMENT: By signing this application, you acknowledge that you understand and agree with all of the following terms, conditions and disclosures applicable to the product applied for. You also understand this document may contain disclosures pertaining to products not applied for.

IDENTIFICATION AND VERIFICATION: We are required by law to obtain certain personal information from you that will be used by us to verify your identity. If you do not provide us with the information, we may not be able to issue you a policy or rider. If we are unable to verify your identity, we reserve the right to withdraw your application, rescind your policy and/or rider or take such other steps as we deem reasonable.

CONDITIONAL INSURANCE COVERAGE PRIOR TO POLICY DELIVERY: You agree that an Insured for life or disability insurance will be covered prior to policy delivery only when all of the following requirements have been met:

     - The owner has paid the full first premium, according to the frequency of modal premium payment selected, for all insurance applied for in this application (any check or draft for that payment must be honored by the bank); and

     -    The premium has not been returned by the company; and

     - The Insured has submitted all medical and other information required by the company's written underwriting rules; and

     - The Insured is insurable on the Effective Date, as defined below, under the company's written underwriting rules, for the plan of insurance and amount of insurance at the premium rate applied for with no modification. "Effective Date" as used herein means the later of:
          (a) the date of this application; or (b) the date of completion of the company's paramedical/medical examinations, the company's medical information gathering interview; and any other information as required by the company's written underwriting rules.

In cases where the Insured is not insurable for the plan of insurance, amount of insurance, or at the premium rate applied for, coverage begins if and when the company insures that person under a policy accepted by the owner in writing and any additional premium has been paid. For disability coverage, all disability policies specified to be discontinued in this application must also be discontinued before coverage will begin; (this limitation is subject to the incontestability provision in the policy.)

AMOUNT OF LIFE INSURANCE COVERAGE: If coverage begins prior to delivery of the policy under the conditions described above and death of an Insured occurs prior to delivery of the policy, the amount of life insurance coverage on each Insured will be the total requested for that person by this application and any other applications for life insurance on the Insured being considered by the company, up to a maximum of $500,000. Except as limited by this agreement, any coverage provided will be under the terms of the policy or rider applied for.

AMOUNT OF DISABILITY INSURANCE COVERAGE: If conditional coverage begins prior to delivery of the policy under the conditions described above and a disability of the Insured begins prior to delivery of the policy, the disability coverage monthly benefit on the Insured will be the lesser of (1) $3,500 of monthly benefit, (2) the monthly benefit applied for in this application, or (3) the maximum monthly benefit based on the company's written underwriting rules. Coverage on the Insured for this monthly benefit will be provided under the terms of the policy or rider until the first of the following to occur: (1) benefits paid and payable total $500,000 or (2) the Insured is no longer eligible for benefits under the terms of the policy or rider because the Insured is no longer disabled or the maximum benefit period has been reached. When the first of (1) or (2) occur, all benefits will cease and coverage under this agreement and the policy will cease.

COMPANY'S RESPONSIBILITIES: You understand that:

Only the officers of the company have the authority to decide on insurability and risk classification and to bind the company to insure a proposed Insured. The officers of the company are the President, Vice President, Secretary and Assistant Secretary;

If a policy does not go into effect, the company's sole liability will be to refund any premium paid, plus interest if required by law;

No change in or waiver of anything in this application or alteration of an insurance policy or rider is binding unless it is in writing and signed by an officer of the company; and

By accepting a policy, the owner ratifies any changes to this application entered at any time on the Home Office Endorsement form attached to the policy (not applicable in Maryland, Missouri, New Hampshire, New Jersey, Pennsylvania and West Virginia). However, the owner must sign a separate written document for any change in type of plan, amount, benefits or Insured's risk classification.

Any insurance provided by this agreement will be subject to the conditions and terms of the policy applied for.

                               AGREEMENT AND SIGNATURE CONTINUED on next page...

                CLIENT COPY -- DO NOT SUBMIT TO CORPORATE OFFICE

[GRAPHIC]

AGREEMENT AND SIGNATURE CONTINUED

QUALIFIED PLANS ONLY: You certify that the Owner is qualified under Section 401(a) of the United States Internal Revenue Code. This policy or rider will be issued based on representations by you that the Plan is qualified.

ADEQUATE INFORMATION: You have received the RiverSource Life Insurance Company (RiverSource Life) Insurance Products Disclosure. You understand and agree that the company will use and release information about you as described in the RiverSource Life Insurance Products Disclosure. You may inform us not to use information for certain marketing purposes described in the RiverSource Life Insurance Products Disclosure.

ELECTRONIC SIGNATURE: The application and other documents may be signed using an electronic signature. To sign the application today you may use an electronic signature pad to provide your electronic signature. To sign your application from home, you may log onto your My Financial Accounts account. The medical portion of your application will be completed via telephone interview. At the end of the interview you will have the opportunity to provide your verbal consent to sign the medical portion of your application using an electronic voice signature. Upon providing your electronic voice signature, the information gathered during the telephone interview will become part of your insurance application and will be subject to the terms of the Declaration section below. You may stop the application process at any time during the telephone interview.

If you choose not to utilize an electronic signature to sign the application, including the medical portion, we will contact you to obtain a written signature. You may obtain a non-electronic version of any applicable electronic documents by sending a signed written request containing your full name and date of birth to: RiverSource Life Insurance Company, 70100 Ameriprise Financial Center, Attention Insurance Underwriting, Minneapolis, MN 55474.

DECLARATION: You declare that all answers provided are true, accurate and complete; and you understand that all your answers will be a basis for our underwriting analysis for any policy and/or rider issued and that any untrue, inaccurate or incomplete information could result in the denial of any claims made and/or the rescission of any policy and/or rider issued. You also acknowledge that you have received a copy of this agreement, the Disability Income and Business Overhead Expense outline of coverage (if applicable) and receipt for any premium paid with this application.

                               AGREEMENT AND SIGNATURE CONTINUED on next page...

                CLIENT COPY -- DO NOT SUBMIT TO CORPORATE OFFICE

[GRAPHIC]

AGREEMENT AND SIGNATURE CONTINUED

 AUTHORIZATION AND CERTIFICATION

 By your signature below, the owner authorizes MIB, Inc., the employer, and consumer reporting agency having information about you and your minor children to give that information to RiverSource Life or its reinsurer. You understand that you have the right to request a personal interview if an investigative consumer report is obtained. You understand that RiverSource Life will use this information to determine eligibility for insurance and benefits. You agree that a photographic copy of this authorization will be as valid as the original, and that this authorization will be valid for 30 months from the date shown below (24 months in CT, KY, MT, ND, NM, OK, WV and WY).

   W-9 CERTIFICATION:

   As used below, the word "I" refers to the applicant who is the taxpayer on the policy.

   UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

     1. THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER, AND

     2. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND

     3.   I AM A U.S. CITIZEN OR OTHER U.S. PERSON (DEFINED BELOW).

     CERTIFICATION INSTRUCTIONS: [ ] check this box if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

     DEFINITION OF A U.S. PERSON. For federal tax purposes, you are considered a U.S. Person if you are:

     -    An individual who is a U.S. citizen or U.S. resident alien,

     - A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

     -    An estate (other than a foreign estate), or

     -    A domestic trust (as defined in Regulations section 301.7701-7).

   Non-U.S. persons submit the appropriate Form W-8. Form W-9 and Form W-8 and their instructions are available upon request or on irs.gov.

   THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

 You acknowledge that you or your authorized representative have received a copy of this agreement and signature section of the application.

 SIGNATURES(Insureds under age 15 need not sign.)

   Insured's Name (Print)                    State     Signed on Date (MMDDYYYY)

   Insured's Signature (base plan)            Second Insured's Signature

   X                                          X
   -------------------------------            -------------------------------
   Owner's Signature (other than Insured)     Parent/Legal Guardian's Signature
                                              (for Insureds under age 15)

   X                                          X
   -------------------------------            -------------------------------
   RECEIPT -- All checks must be completed in full and be made payable to the company (not to the advisor).

   Received from                 the sum of $             with this application.

                               AGREEMENT AND SIGNATURE CONTINUED on next page...

                CLIENT COPY -- DO NOT SUBMIT TO CORPORATE OFFICE

[GRAPHIC]

AGREEMENT AND SIGNATURE CONTINUED

 ADVISOR'S REPORT

   Compensation options for Foundations UL, Indexed UL and VUL products only: If no option is chosen, default is option A. Once chosen and submitted, the compensation choice cannot be changed. Not all options may be available for all products or riders.

   ( ) A (Upfront)

   ( ) B (Balanced)

   ( ) C (Level)

   Is Insured related to Advisor? ( ) Yes ( ) No If yes, give relationship.

   You certify that you personally requested the information in this application and that you truly and accurately recorded on the application the information supplied by the applicant. You are not aware of anything detrimental to the risk that is not recorded in this application. You certify that, to the best of your knowledge and belief, the information provided in this application regarding replacement of existing insurance and annuities is true and accurate.

   Advisor's Name                                             Advisor Number

   Advisor's Signature                                        Date (MMDDYYYY)

   X
   --------------------------------------------------------
   Team ID          Comp %          Phone          Ext        Area Office Number

 RECOMMENDING ADVISOR INFORMATION

   IS THIS TRANSACTION BASED ON A RECOMMENDATION BY AN AMERIPRISE FINANCIAL ADVISOR? ( ) Yes ( ) No

   [GRAPHIC] If yes, provide the Recommending Advisor Name and ID below if different than Advisor listed above.

          Name                                                  Advisor's Number

   [GRAPHIC] It is assumed the Recommending Advisor and Advisor listed above are the same, if the Recommending Advisor is not identified.

   CO-ADVISOR INFORMATION

   Name                                                          Advisor Number

   Advisor Signature                                             Date (MMDDYYYY)

   X
   ------------------------------------------------------
   Team ID          Comp %          Phone          Ext        Area Office Number

                CLIENT COPY -- DO NOT SUBMIT TO CORPORATE OFFICE

[GRAPHIC]                 [BAR CODE]                       DOC1720134886

RIVERSOURCE LIFE INSURANCE COMPANY, 70100 Ameriprise Financial Center, Minneapolis, MN 55474

LIFE AND DISABILITY INCOME INSURANCE APPLICATION
AGREEMENT AND SIGNATURE

AGREEMENT: By signing this application, you acknowledge that you understand and agree with all of the following terms, conditions and disclosures applicable to the product applied for. You also understand this document may contain disclosures pertaining to products not applied for.

IDENTIFICATION AND VERIFICATION: We are required by law to obtain certain personal information from you that will be used by us to verify your identity. If you do not provide us with the information, we may not be able to issue you a policy or rider. If we are unable to verify your identity, we reserve the right to withdraw your application, rescind your policy and/or rider or take such other steps as we deem reasonable.

CONDITIONAL INSURANCE COVERAGE PRIOR TO POLICY DELIVERY: You agree that an Insured for life or disability insurance will be covered prior to policy delivery only when all of the following requirements have been met:

     - The owner has paid the full first premium, according to the frequency of modal premium payment selected, for all insurance applied for in this application (any check or draft for that payment must be honored by the bank); and

     -    The premium has not been returned by the company; and

     - The Insured has submitted all medical and other information required by the company's written underwriting rules; and

     - The Insured is insurable on the Effective Date, as defined below, under the company's written underwriting rules, for the plan of insurance and amount of insurance at the premium rate applied for with no modification. "Effective Date" as used herein means the later of:
          (a) the date of this application; or (b) the date of completion of the company's paramedical/medical examinations, the company's medical information gathering interview; and any other information as required by the company's written underwriting rules.

In cases where the Insured is not insurable for the plan of insurance, amount of insurance, or at the premium rate applied for, coverage begins if and when the company insures that person under a policy accepted by the owner in writing and any additional premium has been paid. For disability coverage, all disability policies specified to be discontinued in this application must also be discontinued before coverage will begin; (this limitation is subject to the incontestability provision in the policy.)

AMOUNT OF LIFE INSURANCE COVERAGE: If coverage begins prior to delivery of the policy under the conditions described above and death of an Insured occurs prior to delivery of the policy, the amount of life insurance coverage on each Insured will be the total requested for that person by this application and any other applications for life insurance on the Insured being considered by the company, up to a maximum of $500,000. Except as limited by this agreement, any coverage provided will be under the terms of the policy or rider applied for.

AMOUNT OF DISABILITY INSURANCE COVERAGE: If conditional coverage begins prior to delivery of the policy under the conditions described above and a disability of the Insured begins prior to delivery of the policy, the disability coverage monthly benefit on the Insured will be the lesser of (1) $3,500 of monthly benefit, (2) the monthly benefit applied for in this application, or (3) the maximum monthly benefit based on the company's written underwriting rules. Coverage on the Insured for this monthly benefit will be provided under the terms of the policy or rider until the first of the following to occur: (1) benefits paid and payable total $500,000 or (2) the Insured is no longer eligible for benefits under the terms of the policy or rider because the Insured is no longer disabled or the maximum benefit period has been reached. When the first of (1) or (2) occur, all benefits will cease and coverage under this agreement and the policy will cease.

COMPANY'S RESPONSIBILITIES: You understand that:

Only the officers of the company have the authority to decide on insurability and risk classification and to bind the company to insure a proposed Insured. The officers of the company are the President, Vice President, Secretary and Assistant Secretary;

If a policy does not go into effect, the company's sole liability will be to refund any premium paid, plus interest if required by law;

No change in or waiver of anything in this application or alteration of an insurance policy or rider is binding unless it is in writing and signed by an officer of the company; and

By accepting a policy, the owner ratifies any changes to this application entered at any time on the Home Office Endorsement form attached to the policy (not applicable in Maryland, Missouri, New Hampshire, New Jersey, Pennsylvania and West Virginia). However, the owner must sign a separate written document for any change in type of plan, amount, benefits or Insured's risk classification.

Any insurance provided by this agreement will be subject to the conditions and terms of the policy applied for.

                               AGREEMENT AND SIGNATURE CONTINUED on next page...

              CORPORATE OFFICE COPY -- SUBMIT TO CORPORATE OFFICE

[GRAPHIC]                         [BAR CODE]                     DOC1820134886

AGREEMENT AND SIGNATURE CONTINUED

QUALIFIED PLANS ONLY: You certify that the Owner is qualified under Section 401(a) of the United States Internal Revenue Code. This policy or rider will be issued based on representations by you that the Plan is qualified.

ADEQUATE INFORMATION: You have received the RiverSource Life Insurance Company (RiverSource Life) Insurance Products Disclosure. You understand and agree that the company will use and release information about you as described in the RiverSource Life Insurance Products Disclosure. You may inform us not to use information for certain marketing purposes described in the RiverSource Life Insurance Products Disclosure.

ELECTRONIC SIGNATURE: The application and other documents may be signed using an electronic signature. To sign the application today you may use an electronic signature pad to provide your electronic signature. To sign your application from home, you may log onto your My Financial Accounts account. The medical portion of your application will be completed via telephone interview. At the end of the interview you will have the opportunity to provide your verbal consent to sign the medical portion of your application using an electronic voice signature. Upon providing your electronic voice signature, the information gathered during the telephone interview will become part of your insurance application and will be subject to the terms of the Declaration section below. You may stop the application process at any time during the telephone interview.

If you choose not to utilize an electronic signature to sign the application, including the medical portion, we will contact you to obtain a written signature. You may obtain a non-electronic version of any applicable electronic documents by sending a signed written request containing your full name and date of birth to: RiverSource Life Insurance Company, 70100 Ameriprise Financial Center, Attention Insurance Underwriting, Minneapolis, MN 55474.

DECLARATION: You declare that all answers provided are true, accurate and complete; and you understand that all your answers will be a basis for our underwriting analysis for any policy and/or rider issued and that any untrue, inaccurate or incomplete information could result in the denial of any claims made and/or the rescission of any policy and/or rider issued. You also acknowledge that you have received a copy of this agreement, the Disability Income and Business Overhead Expense outline of coverage (if applicable) and receipt for any premium paid with this application.

                               AGREEMENT AND SIGNATURE CONTINUED on next page...

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                                 PAGE 18 OF 20

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[GRAPHIC]                             [BAR CODE]                  DOC1920134886

AGREEMENT AND SIGNATURE CONTINUED

 AUTHORIZATION AND CERTIFICATION

 By your signature below, the owner authorizes MIB, Inc., the employer, and consumer reporting agency having information about you and your minor children to give that information to RiverSource Life or its reinsurer. You understand that you have the right to request a personal interview if an investigative consumer report is obtained. You understand that RiverSource Life will use this information to determine eligibility for insurance and benefits. You agree that a photographic copy of this authorization will be as valid as the original, and that this authorization will be valid for 30 months from the date shown below (24 months in CT, KY, MT, ND, NM, OK, WV and WY).

   W-9 CERTIFICATION:

   As used below, the word "I" refers to the applicant who is the taxpayer on the policy.

   UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

     1. THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER, AND

     2. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND

     3.   I AM A U.S. CITIZEN OR OTHER U.S. PERSON (DEFINED BELOW).

     CERTIFICATION INSTRUCTIONS: check this box if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

     DEFINITION OF A U.S. PERSON. For federal tax purposes, you are considered a U.S. Person if you are:

     -    An individual who is a U.S. citizen or U.S. resident alien,

     - A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

     -    An estate (other than a foreign estate), or

     -    A domestic trust (as defined in Regulations section 301.7701-7).

   Non-U.S. persons submit the appropriate Form W-8. Form W-9 and Form W-8 and their instructions are available upon request or on irs.gov.

   THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

 You acknowledge that you or your authorized representative have received a copy of this agreement and signature section of the application.

 SIGNATURES(Insureds under age 15 need not sign.)

   Insured's Name (Print)                      State   Signed on Date (MMDDYYYY)

   Insured's Signature (base plan)            Second Insured's Signature

   X                                          X
   ---------------------------------          ---------------------------------
                                              Parent/Legal Guardian's Signature
   Owner's Signature (other than Insured)        (for Insureds under age 15)

   X                                          X
   ---------------------------------          ---------------------------------

   RECEIPT -- All checks must be completed in full and be made payable to the company (not to the advisor).

   Received from                         the sum of $     with this application.

                               AGREEMENT AND SIGNATURE CONTINUED on next page...

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                                 PAGE 19 OF 20

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[GRAPHIC]                     [BAR CODE]                         DOC2020134886

AGREEMENT AND SIGNATURE CONTINUED

 ADVISOR'S REPORT

   Compensation options for Foundations UL, Indexed UL and VUL products only: If no option is chosen, default is option A. Once chosen and submitted, the compensation choice cannot be changed. Not all options may be available for all products or riders.

   ( ) A (Upfront)

   ( ) B (Balanced)

   ( ) C (Level)

   Is Insured related to Advisor? ( ) Yes ( ) No If yes, give relationship.

   You certify that you personally requested the information in this application and that you truly and accurately recorded on the application the information supplied by the applicant. You are not aware of anything detrimental to the risk that is not recorded in this application. You certify that, to the best of your knowledge and belief, the information provided in this application regarding replacement of existing insurance and annuities is true and accurate.

   Advisor's Name                                             Advisor Number

   Advisor's Signature                                        Date (MMDDYYYY)

   X
   -----------------------------------------------------------
   Team ID          Comp %          Phone            Ext      Area Office Number

 RECOMMENDING ADVISOR INFORMATION

   IS THIS TRANSACTION BASED ON A RECOMMENDATION BY AN AMERIPRISE FINANCIAL ADVISOR? ( ) Yes ( ) No

   [GRAPHIC] If yes, provide the Recommending Advisor Name and ID below if different than Advisor listed above.

   Name                                                       Advisor's Number

   [GRAPHIC] It is assumed the Recommending Advisor and Advisor listed above are the same,if the Recommending Advisor is not identified.

 CO-ADVISOR INFORMATION

   Name                                                       Advisor Number

   Advisor Signature                                          Date (MMDDYYYY)
   X
   ---------------------------------------------------------
   Team ID          Comp %          Phone            Ext      Area Office Number

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